Exhibit 99.2

Supplemental Operating and Financial Data December 31, 2013 (Unaudited) Rendering Combination of Assisted Living and Memory Care – Wichita, KS (77 units) Operated by Oxford Senior Living

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Acquisitions and Loan Originations 6 Development and Lease-Up Activity 7-13 Real Estate Portfolio Summary 14 Real Estate Portfolio Metrics 15 Real Estate Portfolio Diversification 16-19 Top Ten Operators 20 Extendicare Inc. and Assisted Living Concepts, Inc. 21 Lease & Mortgage Loan Receivable Maturity 22 Market Value 23 Debt Maturity 24 Financial Data Summary 25-26 Consolidated Statements of Income 27 Consolidated Balance Sheets . 28 Funds from Operations . 29-30 Glossary . 31-33

Company Information

LTC LISTED NYSE

Company

Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties operated by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC, visit the Company's website at www.LTCProperties.com.

Board of Directors

Wendy Simpson Chairman	**Boyd Hendrickson** Lead Director	**Edmund King**
Devra Shapiro	**Timothy Triche, MD**	

Senior Management

Wendy Simpson Chairman, Chief Executive Officer and President	**Pam Kessler** Executive Vice President and Chief Financial Officer	**Clint Malin** Executive Vice President and Chief Investment Officer

Contact Information

Corporate Office 2829 Townsgate Road, Suite 350 Westlake Village, CA 91361	**Investor Relations** Investor.Relations@LTCProperties.com (805) 981-8655	www.LTCProperties.com (805) 981-8655 phone (805) 981-8663 fax

CORPORATE

3

4 CORPORATE Additional Information BMO Capital Markets Corp. J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sidoti & Company, LLC Karin Ford Mike Carroll Peter Sicher Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Dan Bernstein Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 26, 29, and 30 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Acquisitions and Loan Originations

(dollar amounts in thousands)

ACQUISITIONS

Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Purchase Price	Annual GAAP Revenue	GAAP Lease Yield
3/23/12	1	SNF	144 beds	TX	Senior Care Centers	2002	$ 18,600	$ 1,988	10.7%
5/14/12	1	UDP (1)	60 units	CO	Under Development Property	2012-2013 (1)	1,882	-	- (1)
7/2/12	1	SNF	90 beds	TX	Senior Care Centers	2011	6,500	701	10.7%
7/31/12	2	SNF	288 beds	OH	Carespring Health Care Mgt	2009-2010	54,000	5,426	10.1%
10/23/12	1	UDP (2)	77 units	KS	Under Development Property	2012-2013 (2)	730	-	- (2)
12/20/12	5	ALF/MC	266 units	CO/NJ	Juniper Communities, LLC	1999-2002	81,988	6,665	8.1%
12/27/12	1	UDP (3)	81 units	TX	Under Development Property	2013-2014 (3)	1,000	-	- (3)
12/28/12	1	UDP (3)	143 beds	KY	Under Development Property	2013-2015 (3)	2,050	-	- (3)
Total 2012	13		665 beds/484 units				166,750		
9/13/2013	1	UDP (3)	60 units	CO	Under Development Property	2013-2014 (3)	1,200	- (3)	- (3)(4)
9/20/2013	1	UDP (3)	48 units	CO	Under Development Property	2013-2014 (3)	850	- (3)	- (3)(4)
10/31/2013	4	Land	N/A	MI	Prestige Healthcare	N/A	1,163	-	-
11/1/2013	1	SNF	120 beds	FL	Traditions Management	2008 (5)	14,402	- (5)	- (5)
12/20/2013	1	UDP (3)	60 units	CO	Under Development Property	2013-2015 (3)	1,425	(3)	- (3)(4)
Total 2013	8		120 beds/168 units				19,040		
Total	21		785 beds/652 units				$ 185,790		

(1) In July 2013, we received the certificate of occupancy on a newly constructed 60-unit memory care property in Colorado. The new memory care property opened in July 2013. See page 7 for Lease-Up Activity.
(2) In October 2013, we received the certificate of occupancy on a newly constructed 77-unit memory care property in Kansas. The new memory care property opened in October 2013. See page 7 for Lease-Up Activity.
(3) See page 7 for Development Activity.
(4) Simultaneous with the purchase, we entered into a lease agreement and development commitments totaling $30.3 million to fund the construction.
(5) The property was included in a master lease at an incremental initial cash yield of 8.75%. The GAAP yield on the master lease will be 10.7%.

LOAN ORIGINATIONS

Date	# of Properties	Property Type	# Beds/Units	Location	Borrower	Operator	Funded to Date	Annual Revenue	Interest Rate
11/15/12	1	SNF/UDP (1)	106 beds	WI	Hartford Healthcare	Fundamental	$ 7,590	$ 755	10.1%
12/20/12	1	ALF	70 units	PA	Cordia Commons at Meadville	Juniper	5,100	362	7.0%
Total 2012	2		106 beds / 70 units				$ 12,690	$ 1,117	
10/31/13	15	SNF	2,092 beds	MI	Affiliates of Madison Healthcare	Prestige Healthcare	$ 124,387	$ 11,854	9.5%
Total 2013	15		2,092 beds				$ 124,387	$ 11,854	
Total	17		2,198 beds / 70 units				$ 137,077	$ 12,971	

(1) Represents a mortgage and construction loan secured by a currently operating skilled nursing property and parcel of land upon which a 106-bed replacement facility is being constructed. The initial funding in 2012 was $2,619.

REAL ESTATE PORTFOLIO

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LTC PROPERTIES, INC.

Development and Lease-Up Activity

(dollar amounts in thousands)

DEVELOPMENT

Estimated Rent Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Cash Lease Yield	# Beds/Units	Investment Commitment [1]	4Q13 Funding [1]	Total Funded to Date [1]	Remaining Commitment [1]
2Q14	2012	Renovation	Roswell, NM	1	SNF	9.00%	-	$ 1,540	$ -	$ 1,056	$ 484
2Q14	2012	Renovation	Alamagordo, NM	1	SNF	9.00%	-	710	-	371	339
- [2]	2012	Construction Loan	Slinger, WI	1	SNF	9.25% [3]	106 beds	10,600	2,155	7,590	3,010
2Q14	2012	Expansion	Arvada, CO	1	ALF/MC	7.75% [3]	-	6,600	1	4	6,596
2Q14	2013	Renovation	Hillview, TN	1	SNF	7.00%	-	1,100	525	752	348
2Q14	2013	Renovation	Lauderdale, TN	1	SNF	7.00%	-	1,100	76	253	847
3Q14	2012	Development	Frisco, TX	1	ALF/MC	9.25%	81 units	5,800	972	3,392	2,408
3Q14	2012	Renovation	Sacramento, CA	1	SNF	9.00%	-	1,700	-	-	1,700
4Q14	2012	Expansion	Ft. Collins, CO	1	ALF/MC	7.75% [3]	-	4,700	1	2	4,698
4Q14	2012	Renovation	Ft. Collins, CO	1	ALF/MC	7.75% [3]	-	3,300	1	2	3,298
4Q14	2013	Renovation	St. Petersburg, FL	1	SNF	8.75%	-	500	-	-	500
4Q14	2013	Development	Littleton, CO	1	MC	9.25%	60 units	9,931	1,455	3,337	6,594
				12			106 beds/141 units	$ 47,581	$ 5,186	$ 16,759	$ 30,822
1Q15	2012	Development	Coldspring, KY	1	SNF	8.50%	143 beds	$ 23,500	$ 2,408	$ 10,325	$ 13,175
1Q15	2013	Development	Aurora, CO	1	MC	9.25%	48 units	9,621	116	1,486	8,135
1Q15	2013	Development	Westminster, CO	1	MC	9.25%	60 units	10,703	2,437	2,437	8,266
- [4]	2013	Mortgage Loan [5]	Various cities in MI	15	SNF	9.41%	-	12,000	-	-	12,000
				18			143 beds/108 units	$ 55,824	$ 4,961	$ 14,248	$ 41,576
			Total	30			249 beds/249 units	$ 103,405	$ 10,147	$ 31,007	$ 72,398

(1) Includes land and excludes capitalized interest on our open commitment.
(2) Interest on the current outstanding construction loan balance is paid monthly in arrears.
(3) Based on Treasury rate and/or Treasury rate plus spread but not less than the rate shown.
(4) Interest on additional loan proceeds (see footnote 5 below) begins upon funding. Under the mortgage loan, the commitment to fund additional loan proceeds for approved capital improvement projects expires on March 31, 2016.
(5) Mortgage loan originated on October 31, 2013 provides for a $12.0 million commitment to fund renovations and/or expansions at certain properties securing the mortgage loan.

LEASE-UP

Date Opened	Occupancy at Jan-14	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Cash Lease Yield	# Beds/Units	Total Commitment	4Q13 Funding	Total Funded to Date
Jul-13	78%	2011	Re-development [1]	Amarillo, TX	1	SNF	9.00%	120 beds	$ 9,094	$ -	$ 8,635
Jul-13	100%	2012	Development [2]	Littleton, CO	1	MC	9.25%	60 units	9,925	(57) [2]	9,851
Oct-13	37%	2012	Development [3]	Wichita, KS	1	ALF/MC	9.25%	77 units	10,585	2,809	9,675
					3			120 beds/137 units	$ 29,604	$ 2,752	$ 28,161

(1) Represents a newly developed 120-bed skilled nursing property in Texas which replaces a skilled nursing property in our existing portfolio. GAAP rent began in 3Q13.
(2) Represents a newly developed 60-unit memory care property in Colorado. GAAP rent began in 3Q13. In 4Q13, we received a vendor refund.
(3) Represents a newly developed 77-unit assisted living and memory care property in Kansas. GAAP rent began in 4Q13.

REAL ESTATE PORTFOLIO

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8 REAL ESTATE PORTFOLIO Development Activity Development in Coldspring, KY 143-bed skilled nursing property To be operated by Carespring Health Care Mgmt, LLC Rendering Rendering

9 REAL ESTATE PORTFOLIO Development Activity Expansion Project in Arvada, CO Operated by Brookdale Senior Living, Inc. Rendering

10 REAL ESTATE PORTFOLIO Development Activity Mortgage and Construction Loan in Slinger, Wisconsin 106-bed skilled nursing property To be operated by Fundamental family of companies

11 REAL ESTATE PORTFOLIO Lease-Up Activity Lease-Up in Amarillo, TX 120-bed skilled nursing property Certificate of Occupancy – July 10, 2013 Operated by Fundamental family of companies

12 REAL ESTATE PORTFOLIO Rendering Lease-Up in Littleton, CO 60-unit memory care property Certificate of Occupancy – July 9, 2013 Operated by Anthem Memory Care Lease-Up Activity

13 REAL ESTATE PORTFOLIO Lease-Up in Wichita, KS 77-unit assisted living and memory care property Certificate of Occupancy – October 30, 2013 Operated by Oxford Senior Living Rendering Lease-Up Activity

Real Estate Portfolio Summary

(dollar amounts in thousands)

Real Estate Portfolio Snapshot

Type of Property	Gross Investments	% of Investments	For the Year Ended December 31, 2013 Rental Income	Interest Income	% of Revenues[1]	# of Properties	SNF Beds	ALF Units	Investment per Bed/Unit
Skilled Nursing[2]	$ 611,160	55.3%	$ 50,046	$ 4,881	52.6%	100	12,217	-	$50.03
Assisted Living[3]	412,024	37.3%	41,641	1,103	40.9%	106	-	4,852	$84.92
Range of Care	46,509	4.2%	4,904	314	5.0%	9	733	348	$43.02
Under Development[4]	21,432	2.0%	-	-	-	-	-	-	
Other[5]	13,607	1.2%	1,575	-	1.5%	2	-	-	
Total	$ 1,104,732	100.0%	$ 98,166	$6,298 [6]	100.0%	217	12,950	5,200	

(1) Includes rental income and interest income from mortgage loans.
(2) Includes a mortgage and construction loan secured by a currently operating skilled nursing property and parcel of land upon which a 106-bed replacement property is being constructed.
(3) Includes four properties with 196 units devoted to memory care.
(4) Includes three MC developments with a total of 168 units, a combination ALF and MC developments with a total of 81 units, and a SNF development with 143 beds.
(5) Includes two school properties and four parcels of land held-for-use.
(6) Includes two months of interest from a $124,387 mortgage loan originated in 4Q13. Assuming a full year of interest income from this mortgage loan, interest income would have been $16,144.



Skilled Nursing Property – Cincinnati, OH (144 beds)
Operated by Carespring Health Care Management, LLC

REAL ESTATE PORTFOLIO

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15 Same Property Portfolio Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO Stabilized Property Portfolio Quality Mix Owned Properties 3Q13 2Q13 3Q13 2Q13 3Q13 2Q13 Assisted Living (2) 77.6% 77.3% 1.20 1.19 1.42 1.42 Assisted Living (3) 87.0% 86.6% 1.43 1.41 1.68 1.67 Skilled Nursing 79.0% 79.1% 1.79 1.84 2.44 2.49 Range of Care 86.9% 86.5% 1.36 1.41 1.81 1.86 (1) (2) (3) Includes properties leased to Extendicare Inc. and Assisted Living Concepts, Inc. Excludes properties leased to Extendicare Inc. and Assisted Living Concepts, Inc. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage Information is for the trailing twelve months through September 30, 2013 and June 30, 2013 and is from property level operator financial statements which are unaudited and have not been independently verified by us.

LTC owns or holds mortgages on 217 properties, six parcels of land under development, and four parcels of land held-for-use in 30 states Approximately 78% of the Company’s total gross investment is located in 10 states LTC’s largest concentration is in Texas which has approximately 22% of the Company’s total gross investment 16 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO 8 NV WY MI IL AR LA KY WV ME ND NY 34 2 1 2 3 5 1 2 3 2 2 2 2 2 6 20 3 5 4 10 11 4 5 2 6 1 4 2 9 7 4 3 3 8 1 1 1 1 1 2 2 1 1 1 1 WA OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO Skilled Nursing Properties (Total: 100) Assisted Living Properties (Total: 106) Schools (Total: 2) Range of Care Properties (Total: 9) Under Development Properties (Total: 6) 1 3 1 15 1 1 Land Held-For-Use (Total: 4) 4

Real Estate Portfolio Diversification

(dollar amounts in thousands)

Property and Asset Type Diversification - Owned and Loan Portfolio

Gross Investment By Property Type



Under Development, 2.0%
Range of Care, 4.2%
Other, 1.2%
Assisted Living/MC, 37.3%
Skilled Nursing, 55.3%

Gross Investment By Asset Type



Real Property, 84.9%
Loans Receivable, 15.1%

Property Type	# of Properties	# of Beds/Units	Gross Investment	%	For the Year Ended December 31, 2013 Revenue[1]	%
Skilled Nursing[2]	100	12,217	$ 611,160	55.3%	$ 54,927	52.6%
Assisted Living[3]	106	4,852	412,024	37.3%	42,744	40.9%
Range of Care	9	1,081	46,509	4.2%	5,218	5.0%
Under Development[4]	-	-	21,432	2.0%	-	-
Other[5]	2	-	13,607	1.2%	1,575	1.5%
Total	217	18,150	$ 1,104,732	100.0%	$ 104,464 [6]	100.0%

Asset Type	Gross Investment	%
Real Property	$ 937,617	84.9%
Loans Receivable	167,115	15.1%
Total	$ 1,104,732	100.0%

(1) Includes rental income and interest income from mortgage loans.
(2) Includes a mortgage and construction loan secured by a currently operating skilled nursing property and parcel of land upon which a 106-bed replacement property is being constructed.
(3) Includes four properties totaling 196 units devoted to memory care.
(4) Includes three MC developments with a total of 168 units, a combination ALF and MC developments with a total of 81 units, and a SNF development with 143 beds.
(5) Includes two school properties and four parcels of land held-for-use.
(6) Includes two months of interest from a $124,387 mortgage loan originated in 4Q13. Assuming a full year of interest income from this mortgage loan, revenue would have been $114,310.

REAL ESTATE PORTFOLIO

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18 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification By Property Type - Owned and Loan Portfolio The MSA rank by population as of July 1, 2012, as estimated by the United States Census Bureau. Due to master leases with properties in multiple states, revenue by state is not available. (dollar amounts in thousands) State (2) # of Props SNF % ALF % ROC % UDP % OTH % Gross Investment % Texas 55 194,571 $ 31.8% 37,699 $ 9.1% 2,994 $ 6.4% 3,486 $ 16.3% - $ - 238,750 $ 21.6% Michigan 15 124,387 20.4% - - - - - - 1,163 8.5% 125,550 11.4% Ohio 13 54,000 8.8% 44,647 10.8% - - - - - - 98,647 8.9% Florida 18 41,027 6.7% 41,052 10.0% - - - - - - 82,079 7.4% New Jersey 5 - - 61,398 14.9% - - - - 9,270 68.1% 70,668 6.4% Colorado 12 6,038 1.0% 52,056 12.6% 2,007 4.3% 7,315 34.1% - - 67,416 6.1% California 5 20,649 3.4% 28,071 6.8% 2,602 5.6% - - - - 51,322 4.6% New Mexico 7 50,303 8.2% - - - - - - - - 50,303 4.6% Arizona 7 36,092 5.9% 5,120 1.2% - - - - - - 41,212 3.7% Kansas 8 14,111 2.3% 16,594 4.0% - - - - - - 30,705 2.8% All Others 72 69,982 11.5% 125,387 30.6% 38,906 83.7% 10,631 49.6% 3,174 23.4% 248,080 22.5% Total 217 611,160 $ 100.0% 412,024 $ 100.0% 46,509 $ 100.0% 21,432 $ 100.0% 13,607 $ 100.0% 1,104,732 $ 100.0%

Real Estate Portfolio Diversification

(dollar amounts in thousands)

Operator Diversification – Owned and Loan Portfolio

Gross Investment By Operator



Prestige Healthcare, 12.5%
Senior Care Centers, 10.4%
Extendicare/ALC, 8.0%
Juniper, 7.9%
Brookdale, 7.6%
Preferred Care, 7.6%
Carespring, 5.9%
Traditions Sr Mgnt, 5.7%
Fundamental, 3.9%
Skilled Healthcare, 3.6%
All Others, 26.9%

Operators[1]	# of Properties	Gross Investment	%	Annual Income[2]	%
Prestige Healthcare	17	$ 137,739	12.5%	$ 13,089	11.3%
Senior Care Centers, LLC	9	114,539	10.4%	12,284	10.6%
Extendicare Inc. and Assisted Living Concepts, Inc	37	88,034	8.0%	10,963	9.4%
Juniper Communities, LLC	6	87,088	7.9%	7,025	6.0%
Brookdale Senior Living, Inc.	35	84,219	7.6%	10,948	9.4%
Preferred Care	29	83,874	7.6%	11,336	9.8%
Carespring Health Care Mgt, LLC	2	64,631	5.9%	5,431	4.7%
Traditions Senior Management, Inc.	5	62,902	5.7%	6,761	5.8%
Fundamental Family of Companies	6	42,805	3.9%	4,191	3.6%
Skilled Healthcare Group, Inc.	5	40,270	3.6%	4,501	3.9%
All Others	66	298,631	26.9%	29,653	25.5%
Total	217	$ 1,104,732	100.0%	$ 116,182	100.0%

(1) We lease or mortgage 217 properties to 40 different operators.
(2) Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured by mortgage loans, except for Prestige Healthcare which we acquired in 4Q13. Prestige Healthcare includes annualized GAAP rent for leased properties and annualized interest income from properties secured by mortgage loans. Annual income also excludes GAAP rent from a lease related to four assisted living properties which is being transitioned to a new lessee.

REAL ESTATE PORTFOLIO

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20 Top Ten Operators REAL ESTATE PORTFOLIO Preferred Care, Inc. (privately held) operates 105 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care facilities, in 12 states. As of December 31, 2013, the LTC portfolio consisted of 27 skilled nursing and two range of care properties in six states with a gross investment balance of $83.9 million. They also operate one skilled nursing facility under a sub-lease with another lessee in our portfolio which is not included in the Preferred Care rental revenue. Traditions Senior Management, Inc. and other affiliated entities (privately held) operate 23 facilities consisting of independent living, assisted living, and skilled nursing facilities in eight states. As of December 31, 2013, the LTC portfolio consisted of four skilled nursing properties and one range of care property operated by Traditions and another affiliate in three states with a gross investment balance of $62.9 million. They also operate two skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions rental revenue. Fundamental Family of Companies (privately held) includes skilled nursing facilities, assisted living facilities, long term acute care hospitals, hospices, outpatient clinics, behavioral health services and other healthcare services at 86 locations in 10 states. As of December 31, 2013, the LTC portfolio consisted six skilled nursing properties in three states with a gross investment balance of $42.8 million. Skilled Healthcare Group, Inc. (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates 72 skilled nursing and 22 assisted living facilities in eight states. As of December 31, 2013, the LTC portfolio consisted of five skilled nursing properties in New Mexico with a gross investment balance of $40.3 million. Carespring Health Care Mgmt, LLC (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 10 facilities in two states. As of December 31, 2013, the LTC portfolio consisted of a parcel of land in Kentucky and two skilled nursing properties in Ohio with a gross investment balance of $64.6 million. Brookdale Senior Living, Inc. (NYSE: BKD) operates more than 650 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 67,000 residents. As of December 31, 2013, the LTC portfolio consisted of 35 assisted living properties in eight states with a gross investment balance of $84.2 million. Prestige Healthcare (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 35 facilities in seven states. As of December 31, 2013, the LTC portfolio consisted of 15 skilled nursing properties in Michigan and two range of care properties in South Carolina with a gross investment balance of $137.7 million. Senior Care Centers, LLC (privately held) provides skilled nursing care, memory care, assisted living, and independent living services in 35 facilities exclusively in Texas. As of December 31, 2013, the LTC portfolio consisted of nine skilled nursing properties in Texas with a gross investment balance of $114.5 million. Extendicare Inc. and Assisted Living Concepts, Inc. operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of December 31, 2013. Extendicare Inc. (TSX: EXE) operates 245 senior care centers in North America with the ability to serve approximately 27,000 residents. EXE offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. Assisted Living Concepts, Inc. (Privately held) and its subsidiaries own or operate 210 senior living residences with over 9,000 units in 20 states. Juniper Communities, LLC (privately held) operates 18 facilities comprised of skilled nursing, assisted living, memory care, and independent living facilities in four states. As of December 31, 2013, the LTC portfolio consisted of six assisted living and memory care properties in three states with a gross investment balance of $87.1 million.

21 Extendicare Inc. (TSX: EXE) and Assisted Living Concepts, Inc. (Privately Held) REAL ESTATE PORTFOLIO Photos of our properties leased to ALC/Extendicare are available on the Company’s website at www.LTCProperties.com in the “ALC/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. Twelve Months Ended September 30, 2013 Co-lessee Extendicare Inc. and Assisted Living Concepts, Inc. Total # of Properties 37 properties Total # of Units 1,430 units Lease Expiration December 31, 2014 Normalized EBITDAR Coverage (1) 0.74x Normalized EBITDARM Coverage (1) 0.91x % of Portfolio Income 9.2% of Annual Income

22 Lease and Mortgage Loan Receivable Maturity FINANCIAL Investment Portfolio Maturity Schedule (as a % of total gross owned investment and mortgage loans outstanding) (dollar amounts in thousands) Rental Revenue and Interest Income Maturity Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured by mortgage loans, except for Prestige Healthcare which we acquired in 4Q13. Prestige Healthcare includes annualized GAAP rent for leased properties and annualized interest income from properties secured by mortgage loans. Excludes GAAP rent from a lease related to four assisted living properties which is being transitioned to a new lessee. % of Total % of Total Annual Income (1) % of Total 2014 12,951 $ 13.0% 1,203 $ 7.5% 14,154 $ 12.2% 2015 1,132 1.1% 314 1.9% 1,446 1.3% 2016 2,581 2.6% 78 0.5% 2,659 2.3% 2017 1,638 1.6% 1,085 6.7% 2,723 2.3% 2018 10,620 10.6% 1,021 6.3% 11,641 10.0% 2019 1,596 1.6% 140 0.9% 1,736 1.5% 2020 11,850 11.9% - - 11,850 10.2% 57,670 57.6% 12,303 76.2% 69,973 60.2% Total 100,038 $ 100.0% 16,144 $ 100.0% 116,182 $ 100.0% Thereafter Year Interest Income (1) Rental Income (1)(2)

23 Market Value FINANCIAL Includes amortization of debt issue cost. Includes letter of credit fees. Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us. Traded on NYSE. Closing price of our common stock as reported by the NYSE on December 31, 2013, the last trading day of fourth quarter 2013. (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings - LIBOR + 1.25% 21,000 $ Senior unsecured notes -weighted average rate 4.85% (1) 255,800 Bonds payable - weighted average rate 2.94% (2) 2,035 Total debt 278,835 18% No. of shares Preferred stock -Series C (3) 38,500 2% Common stock (4) 34,745,585 35.39 $ (5) 1,229,646 80% Total equity 1,268,146 82% 1,546,981 $ 100% Debt to Total Market Value Debt & Preferred to Total Market Value Debt to Normalized EBITDA Closing Price Total Market Value 2.9x At December 31, 2013 Debt 18.0% 20.5% Equity

24 Debt Maturity (in thousands) FINANCIAL (in thousands) Reflects scheduled principal payments. $ - $ 4,167 $ 635 $ 4,802 - 29,166 1,400 30,566 21,000 26,667 - 47,667 - 26,167 - 26,167 - 28,167 - 28,167 - 25,666 - 25,666 - 32,160 - 32,160 - 83,640 - 83,640 $ 21,000 $ 255,800 $ 2,035 $ 278,835 2020 2017 2016 2015 2014 2018 Year Unsecured Line of Credit Senior Unsecured Notes (1) Bonds Payable (1) Total 2019 Total Thereafter

25 Financial Data Summary FINANCIAL (dollar amounts in thousands) Balance Sheet, Leverage Ratios, and Coverage Ratios 12/31/13 12/31/12 12/31/11 12/31/10 Balance Sheet: Gross real estate assets $1,104,732 $940,176 $779,033 $675,673 Net real estate assets 884,361 740,846 599,916 515,983 Gross asset value 1,150,110 988,140 825,293 719,973 Total debt 278,835 303,935 159,200 91,430 Total liabilities 298,972 326,484 178,387 103,742 Preferred stock 38,500 38,500 38,500 126,913 Total equity 632,438 463,108 468,710 457,522 Leverage Ratios: Debt to gross asset value 24.2% 30.8% 19.3% 12.7% Debt & preferred stock to gross asset value 27.6% 34.7% 24.0% 30.3% Debt to total market value 18.0% 21.4% 14.0% 9.5% Debt & preferred stock to total market value 20.5% 24.2% 17.4% 23.0% Coverage Ratios: Debt to normalized EBITDA 2.9x 3.7x 2.1x 1.4x Normalized EBITDA / interest expense 8.4x 8.4x 11.7x 24.5x Normalized EBITDA / fixed charges 6.5x 6.3x 6.3x 4.0x For the Year Ended

LTC PROPERTIES, INC.

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Normalized EBITDA and Fixed Charges

	For the Year Ended			
	12/31/13	12/31/12	12/31/11	12/31/10
Net income	$ 57,815	$ 51,327	$ 49,443	$ 46,053
Less: Gain on sale of real estate, net	(1,605)	(16)	-	(310)
Add: Interest expense	11,364	9,932	6,434	2,653
Add: Depreciation and amortization (continuing and discontinued operations)	24,706	22,153	19,623	16,109
Adjusted EBITDA	92,280	83,396	75,500	64,505
Add back/(deduct):				
Non-recurring one-time items	2,687 (1)	(347) (2)	-	467 (3)
Normalized EBITDA	**$ 94,967**	**$ 83,049**	**$ 75,500**	**$ 64,972**
Interest expense	$ 11,364	$ 9,932	$ 6,434	$ 2,653
Preferred stock dividend	3,273	3,273	5,512	13,662
Fixed Charges	**$ 14,637**	**$ 13,205**	**$ 11,946**	**$ 16,315**

(1) Represents the one-time severance and accelerated restricted stock vesting charge of $707 related to the retirement of the Company's former Senior Vice President, Marketing and Strategic Planning, a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination and an $869 non-cash write off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133.

(2) Represents revenue from the Sunwest bankruptcy settlement distribution.

(3) Includes a $1,237 provision for doubtful accounts charge related to two mortgage loans (one secured by a private school property located in Minnesota and one secured by land located in Oklahoma) partially offset by a $770 bankruptcy settlement distribution relating to Sunwest.

Non-Cash Rental Revenue Components

	4Q13	1Q14(1)	2Q14(1)	3Q14(1)	4Q14(1)
Straight-line rent	$ 955	$ 641	$ 603	$ 524	$ 425
Amort of lease inducement	(165)	(165)	(165)	(165)	(165)
Net	$ 790	$ 476	$ 438	$ 359	$ 260

(1) For leases in place, excluding a lease related to four assisted living properties which is being transitioned to a new lessee, and assuming no modification or replacement of existing leases and no new leased investments are added to our portfolio.

FINANCIAL

26

Consolidated Statements of Income 27 FINANCIAL FINANCIAL (dollar amounts in thousands, except per share amounts, unaudited) 2013 2012 2013 2012 Revenues Rental income 25,259 $ 22,844 $ 98,166 $ 86,022 $ Interest income from mortgage loans 3,103 1,135 6,298 5,496 Interest and other income 231 146 510 964 Total revenues 28,593 24,125 104,974 92,482 Expenses Interest expense 2,852 2,907 11,364 9,932 Depreciation and amortization 6,237 5,560 24,389 21,613 Provision (recovery) for doubtful accounts 2,139 (78) 2,180 (101) General and administrative expenses 2,715 3,212 11,636 10,732 Total expenses 13,943 11,601 49,569 42,176 Income from continuing operations 14,650 12,524 55,405 50,306 Discontinued operations: Net income from discontinued operations - 254 805 1,005 Gain on sale of assets, net - - 1,605 16 Net income from discontinued operations - 254 2,410 1,021 Net income 14,650 12,778 57,815 51,327 Income allocated to non-controlling interests - (7) - (37) Net income attributable to LTC Properties, Inc. 14,650 12,771 57,815 51,290 Income allocated to participating securities (99) (98) (383) (377) Income allocated to preferred stockholders (819) (819) (3,273) (3,273) Net income available to common stockholders 13,732 $ 11,854 $ 54,159 $ 47,640 $ Basic earnings per common share: $0.40 $0.39 $1.64 $1.58 Diluted earnings per common share: $0.40 $0.39 $1.63 $1.57 Weighted average shares used to calculate earnings per common share: Basic 34,555 30,297 33,111 30,238 Diluted 34,582 30,341 33,142 30,278 December 31, Twelve Months Ended Three Months Ended December 31,

Consolidated Balance Sheets

(amounts in thousands)

	December 31, 2013 (unaudited)	December 31, 2012 (audited)
ASSETS		
Real estate investments:		
Land	$ 80,993	$ 74,702
Buildings and improvements	856,624	811,867
Accumulated depreciation and amortization	(218,700)	(194,448)
Net operating real estate property	718,917	692,121
Properties held-for-sale, net of accumulated depreciation and amortization: 2013 - $0; 2012 - $4,100	-	9,426
Net real estate property	718,917	701,547
Mortgage loans receivable, net of allowance for doubtful accounts: 2013 - $1,671; 2012 - $782	165,444	39,299
Real estate investments, net	884,361	740,846
Other assets:		
Cash and cash equivalents	6,778	7,191
Debt issue costs, net	2,458	3,040
Interest receivable	702	789
Straight-line rent receivable, net of allowance for doubtful accounts: 2013 - $1,541; 2012 - $1,513	29,760	26,766
Prepaid expenses and other assets	6,756	7,542
Notes receivable	595	3,180
Straight-line rent receivable and other assets related to properties held-for-sale, net of allowance for doubtful accounts: 2013 - $0; 2012 - $44	-	238
Total assets	**$ 931,410**	**$ 789,592**

	December 31, 2013 (unaudited)	December 31, 2012 (audited)
LIABILITIES		
Bank borrowings	$ 21,000	$ 115,500
Senior unsecured notes	255,800	185,800
Bonds payable	2,035	2,635
Accrued interest	3,424	3,279
Earn-out liabilities	-	6,744
Accrued expenses and other liabilities	16,713	12,165
Accrued expenses and other liabilities related to properties held-for-sale	-	361
Total liabilities	298,972	326,484
EQUITY		
Preferred stock (1)	38,500	38,500
Common stock (2)	347	305
Capital in excess of par value	688,654	510,236
Cumulative net income	781,848	724,033
Other	117	152
Cumulative distributions	(877,028)	(810,125)
Total LTC stockholders' equity	632,438	463,101
Non-controlling interests	-	7
Total equity	632,438	463,108
Total liabilities and equity	**$ 931,410**	**$ 789,592**

(1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2013 - 2,000; 2012 - 2,000
(2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2013 - 34,746; 2012 - 30,544

FINANCIAL 28

Funds from Operations

(unaudited, dollar amounts in thousands, except per share amounts)

Reconciliation of Normalized FFO, Normalized AFFO, and Normalized FAD

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2013	2012	2013	2012
Net income available to common stockholders	$ 13,732	$ 11,854	$ 54,159	$ 47,640
Add: Depreciation and amortization (continuing and discontinued operations)	6,237	5,692	24,706	22,153
Less: Gain on sale of real estate, net	-	-	(1,605)	(16)
FFO available to common stockholders	19,969	17,546	77,260	69,777
Add: Non-cash interest related to earn-out liabilities	-	109	256	439
Less: Non-recurring one-time items	1,980 (1)	-	2,687 (2)	(347) (3)
Normalized FFO available to common stockholders	**21,949**	**17,655**	**80,203**	**69,869**
Add (less): Non-cash rental income	(790)	(900)	(3,295)	(2,604)
Normalized adjusted FFO (AFFO)	21,159	16,755	76,908	67,265
Add: Non-cash compensation charges	541	464	2,134	1,819
Normalized funds available for distribution (FAD)	$ 21,700	$ 17,219	$ 79,042	$ 69,084
Diluted FFO available to common stockholders per share	$0.57	$0.57	$2.29	$2.26
Diluted normalized FFO available to common stockholders per share	**$0.62**	**$0.57**	**$2.37**	**$2.26**
Diluted normalized AFFO per share	$0.60	$0.54	$2.28	$2.18
Diluted normalized FAD per share	$0.61	$0.56	$2.34	$2.24

(1) Comprised of a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination and an $869 non-cash write-off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133.

(2) Represents the one-time severance and accelerated restricted stock vesting charge of $707 related to the retirement of the Company's former Senior Vice President, Marketing and Strategic Planning and (1) above.

(3) Represents revenue from the Sunwest bankruptcy settlement distribution.

FINANCIAL

29

Funds from Operations 30 FINANCIAL FINANCIAL Normalized FFO Per Share Reconciliation (unaudited, dollar amounts in thousands, except per share amounts) 2012 2012 Normalized FFO available to common stockholders $ 21,949 $ 17,655 $ 80,203 $ 69,869 Effect of dilutive securities: Participating securities 99 98 383 377 Convertible preferred securities 819 819 3,273 3,273 Convertible non-controlling interests - 7 - 37 Diluted normalized FFO available to common stockholders $ 22,867 $ 18,579 $ 83,859 $ 73,556 34,555 30,297 33,111 30,238 Effect of dilutive securities: Stock options 27 26 31 40 Participating securities 196 207 200 208 Convertible preferred securities 2,000 2,000 2,000 2,000 Convertible non-controlling interests - 18 - 22 Shares for diluted FFO per share 36,778 32,548 35,342 32,508 $0.64 $0.58 $2.42 $2.31 $0.62 $0.57 $2.37 $2.26 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2013 2013 Three Months Ended December 31, Twelve Months Ended December 31,

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of non-cash rental income.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

Core Based Statistical Area ("CBSA"): Based on the U.S. Census Bureau, CBSA is a collective term for both metro and micro areas. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): FFO excluding the effects of non-cash rental income and non-cash compensation charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the purchase price.

GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognized evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: Represents total assets plus accumulated depreciation.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. ("LTC"), without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments.

Interest Income: Represents interest income from mortgage loans.

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

GLOSSARY

31

Glossary

Memory Care Properties ("MC"): Senior housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. (See Core Based Statistical Area)

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population. (See Core Based Statistical Area)

Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income and non-cash compensation charges.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

GLOSSARY

32

Glossary

Quality Mix: LTC revenue by operator underlying payor source for the twelve months presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Range of Care ("ROC"): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations.

Same Property Portfolio ("SPP"): Same property statistics allow management to evaluate the performance of LTC's leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter-over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio.

Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled.

Skilled Nursing Properties ("SNF"): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service.

Under Development Properties ("UDP"): Development projects to construct senior housing properties.

GLOSSARY

33